Fixed Assets, Net	12 Months Ended
Dec. 31, 2016
Fixed Assets, Net
Fixed Assets, Net

5. Fixed Assets, Net

        On December 23, 2015, the Company entered into an agreement to sell the Federal for gross sale consideration of $7.2 million, of which $1.4 million was received in advance during the year ended December 31, 2015 and the remaining $5.8 million was received upon the completion of the sale on January 8, 2016. As of December 31, 2015, the Federal was classified as vessel held for sale in the Consolidated Balance Sheet and was valued at $6.3 million, net of impairment loss of $2.1 million recognized in the year ended December 31, 2015. The sale of the vessel resulted in a loss on sale of the vessel of $36 thousand in the year ended December 31, 2016.

        During the year ended December 31, 2014, the Company sold and delivered five vessels: Marathonas, Commodore, Duka, Mytilini and Messologi for total gross sale consideration of $57.7 million. The Company realized a net gain on the sale of these vessels of $5.7 million.

        The net gain/(loss) on sale of the vessels is separately reflected in the accompanying Consolidated Statements of Operations.

        On November 5, 2014, the Company acquired two 6,402 TEU containerships, Performance and Priority, both built in 2002 for total contract price of $36.5 million.

        As of December 31, 2016, December 31, 2015 and December 31, 2014 the Company concluded that events and circumstances triggered the existence of potential impairment of its long-lived assets. These indicators included loss of a charterer in 2016, volatility in the spot market and decline in the vessels' market values, as well as the potential impact the current marketplace may have on its future operations. As a result, the Company performed step one of the impairment assessment of the Company's long-lived assets by comparing the undiscounted projected net operating cash flows for each vessel to its carrying value. As at December 31, 2016, December 31, 2015 and December 31, 2014, the Company's assessment concluded that step two of the impairment analysis was required for certain of its vessels, as the undiscounted projected net operating cash flows of certain vessels did not exceed the carrying value of the respective vessels. Fair value of each vessel was determined with the assistance from valuations obtained by third party independent shipbrokers. As of December 31, 2016, December 31, 2015 and December 31, 2014, the Company recorded an impairment loss of $415.1 million, $39.0 million and $75.8 million, respectively for its vessels that are held and used, which is reflected under Impairment loss in the accompanying Consolidated Statements of Operations.

        The residual value (estimated scrap value at the end of the vessels' useful lives) of the fleet was estimated at $379.6 million and $386.4 million as of December 31, 2016 and December 31, 2015, respectively. The Company has calculated the residual value of the vessels taking into consideration the 10 year average and the 5 year average of the scrap. The Company has applied uniformly the scrap value of $300 per ton for all vessels. The Company believes that $300 per ton is a reasonable estimate of future scrap prices, taking into consideration the cyclicality of the nature of future demand for scrap steel. Although the Company believes that the assumptions used to determine the scrap rate are reasonable and appropriate, such assumptions are highly subjective, in part, because of the cyclical nature of future demand for scrap steel.